                                     [ADAMS
                                     EXPRESS
                                     COMPANY
                                      LOGO]

                                  Annual Report
                                      1999

                building for the future
                          with solid investments/r/

                                1999 AT A GLANCE
--------------------------------------------------------------------------------

THE COMPANY                                     STOCK DATA
o  a closed-end equity investment company       NYSE Symbol ................................ADX
o  objectives:   preservation of capital        Market Price as of 12/31/99............$33 9/16
                 reasonable income              Discount..................................16.7%
                 opportunity for capital gain   52-Week Range...............$33 15/16 - $25 3/4
o  internally-managed                           Shares Outstanding...................53,894,827
o  low expense ratio
o  low turnover


SUMMARY FINANCIAL INFORMATION

                                                                                    Year Ended December 31
                                                                            1999                              1998
------------------------------------------------------------------------------------------------------------------
Net asset value per share                                         $        40.28                    $        32.54
Total net assets                                                   2,170,801,875                     1,688,080,336
Unrealized appreciation                                            1,298,662,686                       879,139,734
Net investment income                                                 19,143,783                        22,579,513
Total realized gain                                                  106,820,166                        82,933,498
Total return (based on market value)                                       36.1%                             19.3%
Total return (based on net asset value)                                    33.6%                             23.7%
Expense ratio                                                              0.32%                             0.22%
------------------------------------------------------------------------------------------------------------------


1999 DIVIDENDS AND DISTRIBUTIONS

                                                            Amount
Paid                                                     (per share)                    Type
---------------------------------------------------------------------------------------------------------------
March 1, 1999                                                $0.06                      Long-term capital gain
March 1, 1999                                                 0.06                      Investment income
June 1, 1999                                                  0.12                      Investment income
September 1, 1999                                             0.12                      Investment income
December 27, 1999                                             1.97                      Long-term capital gain
December 27, 1999                                             0.03                      Short-term capital gain
December 27, 1999                                             0.09                      Investment income
---------------------------------------------------------------------------------------------------------------
                                                             $2.45
===============================================================================================================

2000 ANNUAL MEETING OF STOCKHOLDERS

Location: The Colony Hotel, Palm Beach, Florida
Date: March 28, 2000
Time: 11 a.m.
Holders of Record: February 14, 2000

                               PORTFOLIO REVIEW
-------------------------------------------------------------------------------



--------------------------------------------------------------------------------
   TEN LARGEST PORTFOLIO HOLDINGS (12/31/99)

                                            Market Value      % of Net Assets
                                            ------------      ---------------
   General Electric Co.                     $101,361,251            4.7
   Cisco Systems, Inc.                        98,287,187            4.5
   Solectron Corp.                            95,125,000            4.4
   Nokia Corp.  ADR                           92,150,000            4.2
   Sapient Corp.                              80,334,375            3.7
   Nortel Networks Corp.                      76,760,000            3.5
   Nextel Communications, Inc.                61,875,000            2.9
   Corning Inc.                               59,311,250            2.7
   American International Group, Inc.         54,738,282            2.5
   QRS Corp.                                  52,762,501            2.4
                                            ------------           ----
   Total                                    $772,704,846           35.5%

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

   SECTOR WEIGHTINGS (12/31/99)

               [BAR GRAPH APPEARS HERE -- SEE PERCENTAGES BELOW]

   Basic Materials             2.4%
   Capital Goods               9.3%
   Communication Services     13.9%
   Consumer                    8.1%
   Energy                      5.4%
   Financial                  11.9%
   Health Care                 8.4%
   Technology                 34.9%
   Transportation               .6%
   Utilities                   3.4%
   Cash & Equivalent           1.8%

--------------------------------------------------------------------------------

                            LETTER TO STOCKHOLDERS
--------------------------------------------------------------------------------

Your Company provided an outstanding return from its investments in 1999. In this annual report, you will find our financial statements for the year, the report of independent accountants, our year-end portfolio holdings, and summary financial information for the Company.

THE YEAR IN REVIEW
The first quarter of 1999 was marked by moderate swings in the market, as corporate earnings reports for the end of 1998 were mixed and there were no strong signals of economic direction. The release of first quarter G.D.P. figures in April indicated that the domestic economy was not slowing down and the rest of the world was showing signs of improvement. This was especially true in Southeast Asia, which had been a drag from both an economic and a financial standpoint in 1998. By mid-year, the Company's portfolio had generated a return of 10.3%, while the Standard & Poor's 500 Stock Index had returned 12.4%. The market, very "narrow" at the start of the year, with only a few stocks contributing to its performance, widened in the second quarter to reflect a better outlook for most sectors of the economy. Economic growth estimates were raised and increased corporate earnings estimates followed. Despite growth in the economy of nearly 4%, there were no signs of acceleration in wage or price inflation, as increases in wages appeared to be completely offset by higher productivity. The Federal Reserve Board raised short-term interest rates in June to help slow the economy's pace and control the rate of inflation.

The July announcement of slower second quarter economic growth was ignored as attention was focussed on indications of a pick-up in general activity in the third quarter. Fears of interest rate increases, followed by further action by the Federal Reserve, forced investors to take a long, hard look at valuations in the market, resulting in three months of declines in the S&P 500. The economy, however, was not to be deterred and continued to grow apace, fueled by strong consumer spending and the final corporate push to eliminate any possibility of Year 2000 computer problems. The indicators of inflation were virtually unchanged, leading investors to believe the Fed had done its job and rates would not be pushed up further. The stocks of technology and communications companies led the markets in the fourth quarter to new all-time highs. Outperformance was restricted almost exclusively to large-capitalization growth stocks, as evidenced by the fact that 30% of all New York Stock Exchange stocks and 31% of NASDAQ stocks were down 20% or more for the year.

The Adams Express portfolio, comprised principally of large-capitalization companies with superior long term growth prospects, recorded exceptional performance in 1999. Our technology and communication services holdings did very well, especially companies such as Nortel Networks, Nextel, and QRS, which have been in the portfolio for a number of years, and Sapient, Global Crossing, and Oracle, which were new to the portfolio this year. The outperformance by these sectors, as well as basic materials, capital goods, and consumer cyclical holdings, was partially offset by our healthcare, financial, and consumer staple stocks. It should be noted, however, that there were individual names in each underperforming sector which did very well, including Chiron, American International Group, and MediaOne Group, all long term holdings.

For the year ending December 31, 1999, the return on net assets of the Company, including income and capital gains distributions, was 33.6%, compared to a return of 27.2% for the Dow Jones Industrials and 21.0% for the Standard & Poor's 500. Based on market prices, the Adams Express Company's return was 36.1% aided by the narrowing of the discount of the market price to the net asset value per share from 18.2% at the beginning of the year to 16.7% at year-end.

INVESTMENT RESULTS
At the end of 1999 our net assets were $2,170,801,875 or $40.28 per share on 53,894,827 shares outstanding as compared with $1,688,080,336 or $32.54 per share on 51,876,651 shares outstanding a year earlier. The year-end asset figure represented the first quarter-end at which the Company's net assets exceeded the $2 billion mark in its seventy years as a closed-end fund.

Net investment income for 1999 was $19,143,783 compared to $22,579,513 for 1998. These earnings are equal to $0.37 and $0.45 per share, respectively, on the average number of shares outstanding throughout the year. It has been increasingly difficult to generate income in the portfolio as both the percentage of stocks paying dividends and the percentage of dividend increases have declined markedly in the past several years. The dividend yield on the Standard & Poor's 500 has fallen from 3.76% in 1990 to 1.16% in 1999. We continue to seek ways to generate additional income without impacting performance through the use of convertible securities and other actions. In 1999, our 0.32% expense ratio (expenses to net assets) was once again at a very low level compared to the industry.

Net realized gains amounted to $106,820,166 during the year, while the unrealized appreciation on investments increased from $879,139,734 at December 31, 1998 to $1,298,662,686 at year end.

DIVIDENDS AND DISTRIBUTIONS
As announced on November 11, 1999, a year-end distribution consisting of investment income of $0.09 and capital gains of $2.00 was made on December 27, 1999, both realized and taxable in 1999. On January 13, 2000, an additional distribution of $0.12 per share was declared payable March 1, 2000, representing the balance of undistributed capital gains earned during 1999 and an initial distribution from 2000 net investment income, all taxable to shareholders in 2000.

OUTLOOK FOR 2000
We have expressed the opinion for some time that economic growth would slow in the U.S. to the 2% range. While not succumbing to the "new economy" arguments

--------------------------------------------------------------------------------


espoused by many, our belief now is that demand both here and abroad will be strong enough to drive the economy at about a 3.5% growth rate this year. There appears to be sufficient productive capacity in place around the world to meet demand without causing notable price increases. In fact, overall corporate profits have grown only modestly in the past several years since the availability of capacity worldwide has resulted in very little pricing power for corporations except large technology companies whose profits have fueled the growth of the S&P 500's earnings. This situation is expected to continue in 2000, with further divergence between the growth rates of profitability of the companies in the S&P Index and corporations in general.

The rate increases implemented by the Federal Reserve in 1999 and those expected in the early part of this year should begin to be felt by the economy in the next several quarters. We anticipate that, with a modest slowing in growth, inflation will remain at a very low level throughout the year. The only serious concern we have is the tightness of the labor supply. General demographic trends are keeping the labor force from growing to meet the needs of the economy; the unemployment rate is the lowest it has been in decades. Continued tightness will necessarily exert upward pressure on wages as there are more jobs than people to fill them. The trend in productivity has precluded this from happening to date, but it is unlikely to continue to do so indefinitely. By raising interest rates to slow the growth rate of the economy, the Federal Reserve intends to keep wages under control.

With these factors in mind, we must consider the appropriateness of the valuations currently in the stock market. Since the beginning of 2000, investors have rapidly shifted money out of the favorite technology stocks of 1999 and into more prosaic industries such as consumer goods and energy. The highest flying stocks, many related to the Internet, have corrected by 10% or more, but still carry incredible prices relative to the normal measures of valuation. Meanwhile, the rest of the market has begun to perform a bit better as defensive investments have been sought. We expect that these trends will continue as slower growth will have the most impact on those companies which have been perceived as super-growth stories. Our technology holdings are feeling the effects of the current sector rotation, but they only represent about a third of the portfolio and the bulk of the companies continue to report excellent growth and profits. We have benefited, and will continue to do so, from the rotation into more defensive stocks which comprise the majority of our portfolio. We believe that all of the companies we hold have excellent long term fundamentals and should therefore do well in a period of more moderate economic growth.

SHARE REPURCHASE PROGRAM
On November 11, 1999, the Board of Directors authorized the management to repurchase up to 5% of the outstanding shares of the Company (approximately 2,600,000 shares) over the ensuing twelve months, as long as the discount of the market price of the shares from the net asset value is greater than 10%. It was felt that, by so doing, the growth in the number of shares outstanding would slow, the net asset value per share would increase, and the dilution caused by the issuance of shares in lieu of cash for the year-end capital gain distribution would diminish. In addition, the liquidity of the Company's shares in the marketplace should increase and the discount to net asset value could decrease. This program is expected to benefit all the shareholders of the Company.

As of January 13, 2000, a total of 236,200 shares have been repurchased at a total cost of $7,835,559 and a weighted average discount from net asset value of 14.5%. The Company was restricted from buying shares until late in December, 1999.

YEAR 2000 READINESS DISCLOSURE
The countdown is over for Year 2000, and we have entered into the new century unscathed. We are pleased to report there were no system failures, either in-house or reported by any of our critical vendors or portfolio companies. The Company incurred no significant costs relating to the Year 2000 issue.

                               ----------------

The Company included in its Third Quarter Report to Shareholders a postcard inviting shareholders to send us the names of investors who might be interested in learning more about the Company. We have received a good response to this initiative, with over 320 cards returned and information packages mailed out to prospective holders. It is our intention to repeat the insertion in our First Quarter Report and periodic future mailings. Please feel free to provide us with names and addresses at any time, either by mail, telephone, or through our soon to be updated website at www.adamsexpress.com.

                               ----------------

Mr. Allan Comrie resigned from the Board of Directors as of December 31, 1999. Mr. Comrie, a director since 1987, shared his extensive investment knowledge with the Board as former President and Chief Executive Officer of U.S. & Foreign Securities Corp. We have been enriched by his participation on the Board and wish him all the best in the future.

The proxy statement for the Annual Meeting of Stockholders to be held in Palm Beach, Florida on March 28, 2000, will be mailed on or about February 17, 2000 to holders of record on February 14, 2000.

By order of the Board of Directors,


/s/ Douglas G. Ober                     /s/ Joseph M. Truta

Douglas G. Ober,                        Joseph M. Truta,

Chairman and Chief                      President
Executive Officer

January 21, 2000

                       STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
                                December 31, 1999

ASSETS
Investments* at value:
   Common stocks and convertible securities
      (cost $807,754,279)                                                          $2,094,613,981
   Non-controlled affiliate, Petroleum & Resources Corporation
      (cost $24,134,839)                                                               39,025,241
   Short-term investments (cost $39,771,245)                                           39,771,245   $2,173,410,467
-------------------------------------------------------------------------------------------------
Cash                                                                                                       114,174
Securities lending collateral                                                                          352,176,117
Dividends and interest receivable                                                                        1,422,060
Prepaid expenses and other assets                                                                        5,853,498
------------------------------------------------------------------------------------------------------------------
         Total Assets                                                                                2,532,976,316
------------------------------------------------------------------------------------------------------------------
LIABILITIES
Open written option contracts at value (proceeds $554,463)                                               3,641,881
Obligations to return securities lending collateral                                                    352,176,117
Accrued expenses and other liabilities                                                                   6,356,443
------------------------------------------------------------------------------------------------------------------
         Total Liabilities                                                                             362,174,441
------------------------------------------------------------------------------------------------------------------
         NET ASSETS                                                                                 $2,170,801,875
==================================================================================================================

NET ASSETS
Common Stock at par value $1.00 per share, authorized 75,000,000 shares;
  issued and outstanding 53,894,827 shares                                                          $   53,894,827
Additional capital surplus                                                                             813,826,173
Undistributed net investment income                                                                        502,423
Undistributed net realized gain on investments                                                           3,915,766
Unrealized appreciation on investments                                                               1,298,662,686
------------------------------------------------------------------------------------------------------------------
         NET ASSETS APPLICABLE TO COMMON STOCK                                                      $2,170,801,875
==================================================================================================================
         NET ASSET VALUE PER SHARE OF COMMON STOCK                                                          $40.28
==================================================================================================================

*See schedule of investments on pages 11 through 14.

The accompanying  notes are an integral part of the financial statements.

                             STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
                          Year Ended December 31, 1999

INVESTMENT INCOME
   Income:
      Dividends:
         From unaffiliated issuers                                    $ 17,536,183
         From non-controlled affiliate                                     950,823
      Interest                                                           6,334,316
----------------------------------------------------------------------------------
            Total income                                                24,821,322
----------------------------------------------------------------------------------
   Expenses:
      Investment research                                                2,821,877
      Administration and operations                                      1,199,107
      Directors' fees                                                      186,500
      Reports and stockholder communications                               327,186
      Transfer agent, registrar and custodian expenses                     357,976
      Auditing services                                                     54,663
      Legal services                                                        44,654
      Occupancy and other office expenses                                  310,182
      Travel, telephone and postage                                        130,671
      Other                                                                244,723
----------------------------------------------------------------------------------
            Total expenses                                               5,677,539
----------------------------------------------------------------------------------
            NET INVESTMENT INCOME                                       19,143,783
----------------------------------------------------------------------------------

REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS
   Net realized gain on security transactions                          105,101,811
   Net realized gain distributed by regulated investment company
      (non-controlled affiliate)                                         1,718,355
   Change in unrealized appreciation on investments                    419,522,952
----------------------------------------------------------------------------------
            NET GAIN ON INVESTMENTS                                    526,343,118
----------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                        $545,486,901
==================================================================================

The accompanying notes are an integral part of the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                                        For the Year Ended
                                                                                   -------------------------------
                                                                                   Dec. 31, 1999      Dec. 31,1998
FROM OPERATIONS:
   Net investment income                                                           $ 19,143,783       $ 22,579,513
   Net realized gain on investments                                                 106,820,166         82,933,498
   Change in unrealized appreciation on investments                                 419,522,952        213,960,698
------------------------------------------------------------------------------------------------------------------
            Change in net assets resulting from operations                          545,486,901        319,473,709
------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO STOCKHOLDERS FROM:
   Net investment income                                                            (20,231,884)       (22,477,158)
   Net realized gain from investment transactions                                  (106,865,901)       (82,416,244)
------------------------------------------------------------------------------------------------------------------
            Decrease in net assets from distributions                              (127,097,785)      (104,893,402)
------------------------------------------------------------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS:
   Value of common shares issued in payment of optional distributions                65,780,453         49,329,604
   Cost of common shares purchased (note 4)                                          (1,448,030)            --
------------------------------------------------------------------------------------------------------------------
            Change in net assets from capital share transactions                     64,332,423         49,329,604
------------------------------------------------------------------------------------------------------------------
            TOTAL INCREASE IN NET ASSETS                                            482,721,539        263,909,911

NET ASSETS:
   Beginning of year                                                              1,688,080,336      1,424,170,425
------------------------------------------------------------------------------------------------------------------
   End of year (including undistributed net investment
      income of $502,423 and $1,924,176, respectively)                           $2,170,801,875     $1,688,080,336
==================================================================================================================

The accompanying notes are an integral part of the financial statements.

                          NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

The Adams Express Company (the Company) is registered under the Investment Company Act of 1940 as a diversified investment company. The Company's investment objectives as well as the nature and risk of its investment transactions are set forth in the Company's registration statement.

SECURITY VALUATION -- Investments in securities traded on a national security exchange are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments are valued at amortized cost. Written options are valued at the last quoted asked price.

AFFILIATED COMPANIES -- Investments in companies 5% or more of whose outstanding voting securities are held by the Company are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

2. FEDERAL INCOME TAXES

The Company's policy is to distribute all of its taxable income to its shareholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities including options, at December 31, 1999 was $874,815,079, and net unrealized appreciation aggregated $1,299,149,851, of which the related gross unrealized appreciation and depreciation were $1,352,706,185 and $53,556,334, respectively.

Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Company's capital accounts to reflect income and gains available for distribution under income tax regulations.

3. INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than options and short-term investments, during the year ended December 31, 1999 were $301,435,159 and $350,243,557, respectively. The Company, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Option transactions comprised an insignificant portion of operations during the year ended December 31, 1999. All investment decisions are made by a committee, and no one person is primarily responsible for making recommendations to that committee.

4. CAPITAL STOCK

On December 27, 1999, the Company issued 2,061,676 shares of its stock at a price of $31.9063 per share (market value) to stockholders of record November 22, 1999 who elected to take stock in payment of the distribution from 1999 capital gain and investment income.

The Company may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable. During 1999, the Company purchased and is holding 43,500 shares of common stock at a total cost of $1,448,030 and a weighted average discount from net asset value of 16.2%.

The Company has 10,000,000 authorized and unissued preferred shares without par value.

The Company has an employee incentive stock option and stock appreciation rights plan which provides for the issuance of options and stock appreciation rights for the purchase of up to 2,050,000 shares of the Company's common stock at 100% of the fair market value at date of grant. Options are exercisable beginning not less than one year after the date of grant and extend and vest over ten years from the date of grant. Stock appreciation rights are exercisable beginning not less than two years after the date of grant and extend over the period during which the option is exercisable. The stock appreciation rights allow the optionees to surrender their rights to exercise their options and receive cash or shares in an amount equal to the difference between the option price and the fair market value of the common stock at the date of surrender. Under the plan, the exercise price of the options and related stock appreciation rights is reduced by the per share amount of capital gain paid by the Company during subsequent

-------------------------------------------------------------------------------


years. At the beginning of 1999, 254,301 options were outstanding with a weighted average exercise price of $13.2803 per share. During 1999, the Company granted options, including stock appreciation rights, for 25,859 shares of common stock with an exercise price of $26.294 per share. During the year stock appreciation rights relating to 27,110 stock option shares were exercised at a weighted average market price of $27.7618 per share and the stock options relating to these rights which had a weighted average exercise price of $12.9101 per share were cancelled. At December 31, 1999, there were outstanding exercisable options to purchase 80,281 common shares at $6.740-$21.665 per share (weighted average price of $9.6686), and unexercisable options to purchase 172,769 common shares at $8.0550-$24.2525 per share (weighted average price of $13.9439). The weighted average remaining contractual life of outstanding exercisable and unexercisable options was 4.4242 years and 6.0782 years, respectively. Total compensation expense recognized in 1999 related to the stock options and stock appreciation rights plan was $1,878,397. At December 31, 1999, there were 906,221 shares available for future option grants.

5. RETIREMENT PLANS

The Company provides retirement benefits for its employees under a non-contributory qualified defined benefit pension plan. The benefits are based on years of service and compensation during the last 36 months of employment. The Company's current funding policy is to contribute annually to the plan only those amounts that can be deducted for federal income tax purposes. The plan assets consist primarily of investments in mutual funds.

The actuarially computed net pension cost credit for the year ended December 31, 1999 was $539,884, and consisted of service expense of $188,540, interest expense of $297,079, expected return on plan assets of $854,061, and net amortization credit of $171,442.

In determining the actuarial present value of the projected benefit obligation, the interest rate used for the weighted average discount rate and the expected rate of annual salary increases was 7.0%, and the expected long-term rate of return on plan assets was 8.0%.

On January 1, 1999, the projected benefit obligation for service rendered to date was $4,501,469. During 1999, the projected benefit obligation increased due to service cost and interest cost of $188,540 and $297,079 respectively, and decreased due to benefits paid in the amount of $200,583. The projected benefit obligation at December 31, 1999 was $4,786,505.

On January 1, 1999, the fair value of plan assets was $10,776,045. During 1999, the fair value of plan assets increased due to the expected return on plan assets of $854,061 and decreased due to benefits paid in the amount of $200,583. At December 31, 1999, the projected fair value of plan assets amounted to $11,429,523, which resulted in excess plan assets of $6,643,018. The remaining components of prepaid pension cost on December 31, 1999 included $1,854,196 in unrecognized gain, $653,618 in unrecognized prior service cost and $191,844 is the remaining portion of the unrecognized net asset existing at January 1, 1987, which is being amortized over 15 years. Prepaid pension cost included in other assets at December 31, 1999 was $5,250,596.

In addition, the Company has a nonqualified benefit plan which provides employees with defined retirement benefits to supplement the qualified plan. The Company does not provide postretirement medical benefits.

6. EXPENSES

The cumulative amount of accrued expenses at December 31, 1999 for employees and former employees of the Company was $5,320,779. Aggregate remuneration paid or accrued during the year ended December 31, 1999 to officers and directors amounted to $3,440,178.

Research, accounting and other office services provided to and reimbursed by the Company's non-controlled affiliate, Petroleum & Resources Corporation, amounted to $391,126 for the year ended December 31, 1999.

7. PORTFOLIO SECURITIES LOANED

The Company makes loans of securities to brokers, secured by cash deposits, U.S. Government securities, or bank letters of credit. The Company accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Company also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Company. At December 31, 1999, the Company had securities on loan of $344,850,318 and held collateral of $352,176,117.

                           THE ADAMS EXPRESS COMPANY
-------------------------------------------------------------------------------


--------------------------------------------------------------------
 Calendar   Market   Cumulative     Cumulative    Total   Total net
  Years     value   market value   market value   market    asset
             of      of capital     of income     value     value
           original    gains        dividends
            shares  distributions   taken in
                      taken in       shares
                       shares
--------------------------------------------------------------------
  1985     $11,354   $   820         $   478      $12,652  $ 13,413
  1986      11,207     3,373             911       15,491    15,803
  1987       8,717     4,779           1,216       14,712    15,745
  1988       8,644     6,020           1,650       16,314    17,818
  1989       9,156     7,906           2,485       19,547    22,956
  1990       8,644     8,775           3,084       20,503    23,380
  1991      11,134    12,911           4,721       28,766    30,598
  1992      11,720    15,365           5,655       32,740    33,526
  1993      10,475    15,647           5,678       31,800    35,189
  1994       9,156    15,639           5,736       30,531    35,133
  1995      10,841    20,793           7,808       39,442    45,540
  1996      11,574    24,811           9,416       45,801    54,983
  1997      14,174    33,972          12,710       60,856    71,731
  1998      15,602    41,764          15,107       72,473    88,574
  1999      19,668    58,629          20,209       98,506   118,222
--------------------------------------------------------------------

                      ILLUSTRATION OF AN ASSUMED 15 YEAR
                       INVESTMENT OF $10,000 (UNAUDITED)

Investment income dividends and capital gains distributions are taken in additional shares. This chart covers the years 1985-1999. These results should not be considered representative of the dividend income or capital gain or loss which may be realized in the future. No adjustment has been made for any income taxes payable by stockholders on income dividends or on capital gains distributions.

            [MOUNTAIN GRAPH APPEARS HERE -- SEE PLOT POINTS BELOW]

                 Cumulative Market Value
   Market Value  of Shares from Capital                            Net Asset
   of Original    Gains Distribution             Total              Value of
   Investment     and Income Dividend         Market Value        Total Shares

     10,000             10,000                    10,000              10,000
85   11,354             12,174                    12,652              13,413
86   11,207             14,580                    15,491              15,803
87    8,717             13,496                    14,712              15,745
88    8,644             14,664                    16,314              17,818
89    9,156             17,062                    19,547              22,956
90    8,644             17,419                    20,503              23,380
91   11,134             24,045                    28,766              30,598
92   11,720             27,085                    32,740              33,526
93   10,475             26,122                    31,800              35,189
94    9,156             24,795                    30,531              35,133
95   10,841             31,634                    39,442              45,540
96   11,574             36,385                    45,801              54,983
97   14,174             48,146                    60,856              71,731
98   15,602             57,366                    72,473              88,574
99   19,668             78,297                    98,506             118,222

Net Asset Value of Total Shares

Total Market Value

Initial Net Asset Value
       $10,525

                              FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                                                                       Year Ended December 31
                                                 -------------------------------------------------------------------
                                                  1999            1998         1997           1996          1995
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
   Net asset value, beginning of year             $32.54         $28.51       $23.71          $21.36       $17.98
--------------------------------------------------------------------------------------------------------------------
      Net investment income                         0.37           0.45         0.43            0.52         0.50
      Net realized gains and change
         in unrealized appreciation and
         other changes                              9.82           5.68         6.33            3.55         4.54
--------------------------------------------------------------------------------------------------------------------
   Total from investment operations                10.19           6.13         6.76            4.07         5.04
--------------------------------------------------------------------------------------------------------------------
   Less distributions
      Dividends from net investment income         (0.39)         (0.45)       (0.44)          (0.52)       (0.52)
      Distributions from net realized gains        (2.06)         (1.65)       (1.52)          (1.20)       (1.14)
--------------------------------------------------------------------------------------------------------------------
   Total distributions                             (2.45)         (2.10)       (1.96)          (1.72)       (1.66)
--------------------------------------------------------------------------------------------------------------------
   Net asset value, end of year                   $40.28         $32.54       $28.51          $23.71       $21.36
====================================================================================================================
   Per share market price, end of year            $33.5625       $26.625      $24.1875        $19.75       $18.50
--------------------------------------------------------------------------------------------------------------------


TOTAL INVESTMENT RETURN
   Based on market price                           36.1%          19.3%        33.1%           16.4%        29.5%
   Based on net asset value                        33.6%          23.7%        30.7%           21.0%        29.9%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of year (in 000's)          $2,170,802     $1,688,080   $1,424,170      $1,138,760     $986,231
   Ratio of expenses to average net assets          0.32%          0.22%        0.39%           0.34%        0.46%
   Ratio of net investment income to
     average net assets                             1.06%          1.48%        1.61%           2.30%        2.51%
   Portfolio turnover                              15.94%         22.65%       17.36%          19.60%       23.98%
   Number of shares outstanding at
     end of year (in 000's)                        53,895         51,877       49,949          48,037       46,166
--------------------------------------------------------------------------------------------------------------------

                             SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------
                               December 31, 1999

                                                                                      Prin. Amt.
                                                                                       or Shares       Value (A)
-------------------------------------------------------------------------------------------------------------------------
Stocks and Convertible Securities-- 98.3%
   BASIC MATERIALS-- 2.4%
      Avery Dennison Corp. ...................................................           227,200    $ 16,557,200
      Consolidated Papers, Inc. ..............................................           410,000      13,043,125
      Engelhard Corp. ........................................................           320,000       6,040,000
      Mead Corp. .............................................................           400,000      17,375,000
                                                                                                    ------------
                                                                                                      53,015,325
                                                                                                    ------------
   CAPITAL GOODS-- 9.3%
      Black & Decker Corp. ...................................................           300,000      15,675,000
      Corning Inc. ...........................................................           460,000      59,311,250
      Dover Corp. ............................................................           260,000      11,797,500
      General Electric Co. ...................................................           655,000     101,361,251
      Pall Corp. .............................................................           600,000      12,937,500
                                                                                                    ------------
                                                                                                     201,082,501
                                                                                                    ------------
   COMMUNICATION SERVICES-- 13.9%
      Telecommunications-- Cellular and Wireless-- 3.9%
      MediaOne Group, Inc. 6.25% PIES due 2001 ...............................            85,000       9,180,000
      Nextel Communications Inc. (B)..........................................           600,000      61,875,000
      Vodafone AirTouch plc ADS...............................................           287,500      14,231,250
                                                                                                    ------------
                                                                                                      85,286,250
                                                                                                    ------------
      Telecommunications-- Long Distance-- 3.8%
      MCI WorldCom, Inc. (B)..................................................           615,000      32,633,438
      Qwest Communications International, Inc. 5.75% TRENDSPfd. due 2003 (C)..           125,000       8,843,750
      Qwest Communications International, Inc. (B)............................           792,012      34,056,516
      Williams Communications Group, Inc. (B).................................           220,000       6,366,250
                                                                                                    ------------
                                                                                                      81,899,954
                                                                                                    ------------
      Telephone-- 6.2%
      BellSouth Corp. ........................................................           440,000      20,597,500
      Global Crossing Ltd. (B)................................................           922,500      46,125,000
      RCN Corp. (B)...........................................................           172,500       8,366,250
      SBC Communications, Inc. ...............................................           787,960      38,413,050
      Time Warner Telecom Inc. (B)............................................           404,500      20,199,719
                                                                                                    ------------
                                                                                                     133,701,519
                                                                                                    ------------
   CONSUMER-- 8.1%
      Consumer Cyclical-- 1.3%
      Delphi Automotive, Inc. ................................................           690,000      10,867,500
      Tiffany & Co. ..........................................................           200,000      17,850,000
                                                                                                    ------------
                                                                                                      28,717,500
                                                                                                    ------------
      Consumer Staples-- 6.8%
      Coca-Cola Co. ..........................................................           170,000       9,902,500
      Dean Foods Co. .........................................................           300,000      11,925,000
      Fort James Corp. .......................................................           500,000      13,687,500
      Gillette Co. ...........................................................           439,120      18,086,255
      Houston Industries Inc. 7.00% Conv. DECS due 2000.......................           150,000      18,075,000
      Interstate Bakeries Corp. ..............................................           138,000       2,501,250
      Ivex Packaging Corp. (B)................................................           900,000       9,000,000
      McDonald's Corp. .......................................................           560,000      22,575,000
      MediaOne Group, Inc. (B)................................................           150,000      11,521,875
      Owens-Illinois, Inc. (B)................................................           535,000      13,408,438
      PepsiCo, Inc. ..........................................................           295,000      10,398,750
      Ralston Purina 7.00% SAILS due 2000.....................................           180,000       6,581,250
                                                                                                    ------------
                                                                                                     147,662,818
                                                                                                    ------------

-------------------------------------------------------------------------------
                               December 31, 1999

                                                                                      Prin. Amt.
                                                                                       or Shares       Value (A)
-------------------------------------------------------------------------------------------------------------------------
    ENERGY-- 5.4%
      BP Amoco plc ADR........................................................           300,000    $ 17,793,751
      Enron Corp. ............................................................           500,000      22,187,500
      Exxon Mobil Corp. ......................................................           158,418      12,762,550
      Petroleum & Resources Corporation (D)...................................         1,210,085      39,025,241
      Royal Dutch Petroleum Co. ..............................................            80,000       4,845,000
      Schlumberger Ltd. ......................................................            88,400       4,972,500
      Transocean Sedco Forex, Inc. ...........................................            17,114         576,528
      Williams Companies, Inc. ...............................................           500,000      15,281,250
                                                                                                    ------------
                                                                                                     117,444,320
                                                                                                    ------------
    FINANCIAL-- 11.9%
      Banking-- 6.9%
      Associates First Capital Corp.  Ser. A..................................           546,800      15,002,825
      Banc One Corp. .........................................................           330,000      10,560,000
      Federal Home Loan Mortgage Corp. .......................................           360,000      16,942,500
      Greenpoint Financial Corp. .............................................           435,000      10,358,437
      Investors Financial Services Corp. .....................................           450,000      20,700,000
      Mellon Bank Corp. ......................................................           420,000      14,306,250
      National City Corp. ....................................................           160,000       3,790,000
      Peoples Heritage Financial Group .......................................           474,000       7,139,625
      Provident Bankshares Corp. .............................................           303,875       5,260,844
      Wachovia Corp. .........................................................           190,000      12,920,000
      Wells Fargo & Co. ......................................................           550,000      22,240,625
      Wilmington Trust Corp. .................................................           210,000      10,132,500
                                                                                                    ------------
                                                                                                     149,353,606
                                                                                                    ------------
      Insurance-- 5.0%
      AMBAC Financial Group, Inc. ............................................           379,600      19,810,375
      American International Group, Inc. .....................................           506,250      54,738,282
      Annuity & Life Re (Holdings), Ltd. .....................................           700,000      18,287,500
      Financial Security Assurance Holdings Ltd. .............................           307,387      16,022,547
                                                                                                    ------------
                                                                                                     108,858,704
                                                                                                    ------------
   HEALTH CARE-- 8.4%
      Abbott Laboratories.....................................................           255,000       9,259,688
      ALZA Corp. (B)..........................................................           340,000      11,772,500
      American Home Products Corp. ...........................................           425,000      16,681,250
      Baxter International ...................................................           255,000      16,017,187
      Chiron Corp. (B)........................................................           550,000      23,306,250
      Elan Corp., plc ADR (B).................................................           870,000      25,665,000
      Lilly (Eli) & Co. ......................................................           290,000      19,285,000
      Johnson & Johnson.......................................................           110,000      10,257,500
      Merck & Co., Inc. ......................................................           300,000      20,156,250
      Pharmacia & Upjohn Inc. ................................................           310,000      13,950,000
      SmithKline Beecham plc ADR..............................................           260,000      16,672,500
                                                                                                    ------------
                                                                                                     183,023,125
                                                                                                    ------------

-------------------------------------------------------------------------------
                               December 31, 1999

                                                                                      Prin. Amt.
                                                                                       or Shares       Value (A)
-------------------------------------------------------------------------------------------------------------------------
    TECHNOLOGY-- 34.9%
      Communication Equipment-- 13.0%
      Ericsson (L.M.) Telephone Co. 4.25% Conv. Sub. Debs. due 2000...........           120,000  $    2,250,000
      Ericsson (L.M.) Telephone Co. ADR.......................................           750,000      49,265,625
      Lucent Technologies Inc. ...............................................           508,920      38,073,578
      Motorola, Inc. .........................................................           161,874      23,835,946
      Nokia Corp. ADR.........................................................           485,000      92,150,000
      Nortel Networks Corp. ..................................................           760,000      76,760,000
                                                                                                  --------------
                                                                                                     282,335,149
                                                                                                  --------------
      Computer Related-- 16.2%
      BMC Software Inc. (B)...................................................           275,000      21,982,812
      Cisco Systems, Inc. (B).................................................           917,500      98,287,187
      DST Systems Inc. (B)....................................................            70,000       5,341,875
      First Data Corp. .......................................................           343,980      16,962,514
      Hewlett-Packard Co. ....................................................           200,000      22,750,000
      Oracle Corp. (B)........................................................           295,000      33,058,437
      QRS Corp. (B)...........................................................           502,500      52,762,501
      Sapient Corp. (B).......................................................           570,000      80,334,375
      Sterling Commerce, Inc. (B).............................................           575,000      19,550,000
                                                                                                  --------------
                                                                                                     351,029,701
                                                                                                  --------------
      Electronics-- 5.7%
      Intel Corp. ............................................................           340,000      27,986,250
      Solectron Corp. (B).....................................................         1,000,000      95,125,000
                                                                                                  --------------
                                                                                                     123,111,250
                                                                                                  --------------
    TRANSPORTATION-- 0.6%
      Canadian National Railway Co. 5.25% Conv. Pfd. QUIDS due 2029...........            15,000         630,000
      Canadian National Railway Co. ..........................................            60,000       1,590,000
      Ryder System, Inc. .....................................................           445,000      10,874,687
                                                                                                  --------------
                                                                                                      13,094,687
                                                                                                  --------------
    UTILITIES-- 3.4%
      Black Hills Corp. ......................................................           555,000      12,314,063
      Calpine Capital Trust 5.75% Conv. Pfd. High Tides.......................           125,000       8,140,625
      Calpine Corp. (B).......................................................            35,000       2,240,000
      CINergy Corp. ..........................................................           300,000       7,181,250
      ENDESA, S.A. ADR........................................................           350,000       7,065,625
      Northwestern Corp. .....................................................           500,000      11,000,000
      TECO Energy, Inc. ......................................................           300,000       5,568,750
      United Water Resources Inc. ............................................           600,000      20,512,500
                                                                                                  --------------
                                                                                                      74,022,813
                                                                                                  --------------
    TOTAL STOCKS AND CONVERTIBLE SECURITIES
      (Cost $831,889,118)(E)..................................................                     2,133,639,222
                                                                                                  --------------

-------------------------------------------------------------------------------
                               December 31, 1999

                                                                                      Prin. Amt.
                                                                                       or Shares       Value (A)
-------------------------------------------------------------------------------------------------------------------------
   SHORT-TERM INVESTMENTS-- 1.8%
      U.S. Government Obligations-- 0.5%
      U.S. Treasury Bills, 4.90-5.10%, due 2/24/00............................       $12,000,000  $   11,908,740
                                                                                                  --------------

      Certificates of Deposit-- 0.5%
      SouthTrust Bank of Alabama, 6.00%, due 1/27/00..........................       $10,000,000      10,000,000
                                                                                                  --------------

      Commercial Paper-- 0.8%
      Chevron USA, 6.35%, due 1/13/00.........................................        $2,050,000       2,045,661
      Ford Motor Credit Corp., 5.25-6.01%, due 1/4/00-2/17/00.................        $7,505,000       7,477,395
      General Electric Capital Corp., 6.55-6.60%, due 1/11/00-1/12/00.........        $8,355,000       8,339,449
                                                                                                  --------------
                                                                                                      17,862,505
                                                                                                  --------------
   TOTAL SHORT-TERM INVESTMENTS
      (Cost $39,771,245)......................................................                        39,771,245
                                                                                                  --------------
   TOTAL INVESTMENTS
      (Cost $871,660,363).....................................................                     2,173,410,467
         Cash, receivables and other assets, less liabilities.................                        (2,608,592)
                                                                                                  --------------
   NET ASSETS-- 100.0%........................................................                    $2,170,801,875
===================================================================================================================

Notes:
(A) See note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ, except restricted securities.
(B) Presently non-dividend paying.
(C) Restricted security Qwest Communications International, Inc. 5.75% TRENDS Pfd. due 2003, acquired 12/4/98, cost $5,218,750).
(D) Non-controlled affiliate and is a registered investment company.
(E) The aggregate market value of stocks held in escrow at December 31, 1999 covering open call option contracts written was $16,514,294. In addition, the required aggregate market value of securities segregated by the custodian to collateralize open put option contracts written was $5,225,313.

                   PRINCIPAL CHANGES IN PORTFOLIO SECURITIES
--------------------------------------------------------------------------------
                During the Three Months Ended December 31, 1999
                                  (unaudited)

                                                                               Shares or Principal Amount
                                                                     ------------------------------------------------
                                                                                                           Held
                                                                      Additions       Reductions       Dec. 31, 1999
                                                                     -----------     -------------    ---------------
BMC Software Inc. ...........................................          275,000                           275,000
BP Amoco plc ADR.............................................          150,000(1)                        300,000
Calpine Corp. ...............................................           35,000                            35,000
Calpine Capital Trust, 5.75% Conv. Pfd. High Tides...........          125,000                           125,000
Exxon Mobil Corp. ...........................................          158,418(2)                        158,418
Ivex Packaging Corp. ........................................          300,000                           900,000
Johnson & Johnson............................................          110,000                           110,000
Lucent Technologies Inc. ....................................          338,920(3)                        508,920
MCI WorldCom Inc. ...........................................          205,000(1)                        615,000
RCN Corp. ...................................................          167,500                           172,500(4)
SBC Communications, Inc. ....................................          407,960(5)                        787,960
Sapient Corp. ...............................................          285,000(6)                        570,000
Vodafone AirTouch plc ADS....................................          230,000(1)                        287,500
Williams Communications......................................          220,000                           220,000
Abbott Laboratories .........................................                             175,000        255,000
Albertson's Inc. ............................................                             308,700           --
American Retirement Corp., 5.75% Conv. Sub Debs due 2002.....                          $4,000,000           --
Ameritech Corp. .............................................                             310,000(5)        --
CBRL Group, Inc. ............................................                             340,000           --
DST Systems Inc. ............................................                             249,000         70,000
Fort James Corp. ............................................                              75,000        500,000
International Network Services...............................                             400,000(3)        --
Mobil Corp. .................................................                             120,000(2)        --
Royal Dutch Petroleum Co. ...................................                             100,000         80,000
Ryder System, Inc. ..........................................                             155,000        445,000
Polo Ralph Lauren Corp. .....................................                             135,000           --
Sunrise Assisted Living, Inc. ...............................                             440,000           --

-------
(1) By stock split.
(2) Merger of Exxon and Mobil. Received 1.32015 shares of Exxon Mobil Corp. for 1 share of Mobil held.
(3) Received .8473 shares of Lucent Technologies Inc. for each share of International Network Services held.
(4) Includes shares previously listed under "Stocks under accumulation" in the Schedule of Investments.
(5) Received 1.316 shares of SBC Communications, Inc. for each share of Ameritech Corp. held.
(6) By stock split and purchased additional 15,000 shares.

                             ---------------------

                                 COMMON STOCK
                     Listed on the New York Stock Exchange
                           and the Pacific Exchange

                           THE ADAMS EXPRESS COMPANY
            Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                         Website: www.adamsexpress.com
                       E-mail: contact@adamsexpress.com
                  Telephone: (410) 752-5900 or (800) 638-2479
                      Counsel: Chadbourne & Parke L.L.P.

              Independent Accountants: PricewaterhouseCoopers LLP

              TRANSFER AGENT, REGISTRAR & CUSTODIAN OF SECURITIES
                             The Bank of New York
                              101 Barclay Street
                              New York, NY 10286
          The Bank's Shareholder Relations Department: (800) 432-8224
                     E-mail: Shareowner-svcs@bankofny.com

                        REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

To the Board of Directors and Stockholders of The Adams Express Company:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Adams Express Company, hereafter referred to as the "Company", at December 31, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles of the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards of the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999, by correspondence with custodian and brokers, provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP

Baltimore, Maryland
January 7, 2000

                      SHAREHOLDER INFORMATION AND SERVICES
-------------------------------------------------------------------------------



WE ARE OFTEN ASKED--

HOW DO I INVEST IN ADAMS EXPRESS?
Adams Express common stock is listed on the New York Stock Exchange and the Pacific Exchange. The stock's ticker symbol is "ADX" and may be bought and sold through registered investment security dealers. Your broker will be able to assist you in this regard. In addition, stock may be purchased through the Bank of New York's BuyDIRECT Purchase and Sale Plan (see page 18).

WHERE DO I GET INFORMATION ON THE STOCK'S PRICE, TRADING AND/OR NET ASSET VALUE? The daily net asset value (NAV) per share and closing market price may be obtained from our website at www.adamsexpress.com. The daily NAV is also available on the NASDAQ Mutual Fund Quotation System under the symbol XADEX. The week-ending NAV is published on Saturdays in various newspapers and on Mondays in The Wall Street Journal in a table titled "Closed-End Funds." The table compares the net asset value at the close of the week's last business day to the market price of the shares, and shows the amount of the discount or premium.

Adams' daily trading is shown in the stock tables of most daily newspapers, usually with the abbreviated form "AdaEx." Local newspapers determine, usually by volume of traded shares, which securities to list. If your paper does not carry our listing, please telephone the Company at (800) 638-2479 or visit our website.

HOW DO I REPLACE A LOST CERTIFICATE(S) OR HOW DO ICORRECT A SPELLING ERROR ON MY CERTIFICATE?
Your Adams Express stock certificates are valuable documents and should be kept in a safe place. For tax purposes, keep a record of each certificate, including the cost or market value of the shares it covers at the time acquired. If a certificate is lost, destroyed or stolen, notify the Transfer Agent immediately so a "stop transfer" order can be placed on the records to prevent an unauthorized transfer of your certificate. The necessary forms and requirements to permit the issuance of a replacement certificate will then be sent to you. A certificate can be replaced only after the receipt of an affidavit regarding the loss accompanied by an open penalty bond, for which a small premium is paid by the stockholder.

In the event a certificate is issued with the holder's name incorrectly spelled, a correction can only be made if the certificate is returned to the Transfer Agent with instructions for correcting the error. Transferring shares to another name also requires that the certificate be forwarded to the transfer agent with the appropriate assignment forms completed and the signature of the registered owner Medallion guaranteed by a bank or member firm of The New York Stock Exchange, Inc.

CAN YOU SEND MY DIVIDEND CHECKS DIRECTLY TO MY BANK?
Yes, provide the Transfer Agent with your bank's name, your branch's mailing address and your account number at your bank. (Sorry, The Bank of New York cannot electronically transfer funds at this time.)

WHO DO I NOTIFY OF A CHANGE OF ADDRESS?
The Transfer Agent.

WE GO TO FLORIDA (ARIZONA) EVERY WINTER. HOW DO WE GET OUR MAIL FROM ADAMS EXPRESS?

The Transfer Agent can program a seasonal address into its system; simply send the temporary address and the dates you plan to be there to The Bank of New York.

I WANT TO GIVE SHARES TO MY CHILDREN, GRANDCHILDREN, ETC. AS A GIFT. HOW DO I GO ABOUT IT?
Giving shares of Adams Express is simple and is handled through our Transfer Agent. The stock transfer rules, designed to protect you, the investor, are clear and precise for most forms of transfer. They will vary slightly depending on each transfer, so write to the Transfer Agent stating the exact intent of your gift plans and the Agent will send you the instructions and forms necessary to effect your transfer.

--------------------------------------------------------------------------------



DIVIDEND PAYMENT SCHEDULE

The Company presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a "year-end" distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all STOCKHOLDERS OF RECORD are sent a dividend announcement notice and an election card in mid-November.

STOCKHOLDERS HOLDING SHARES IN "STREET" OR BROKERAGE ACCOUNTS MAY MAKE THEIR ELECTION BY NOTIFYING THEIR BROKERAGE HOUSE REPRESENTATIVE.

BuyDIRECT/SM*/

BuyDIRECT is a direct purchase and sale plan, as well as a dividend reinvestment plan, sponsored and administered by our transfer agent, The Bank of New York. The Plan provides registered stockholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Adams Express shares. Direct purchase plans are growing in popularity and Adams Express is pleased to participate in such a plan.

The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below. Please note that the fees for the reinvestment of dividends as well as the $0.05 per share commission for each share purchased under the Plan have not increased since 1973.

Initial Enrollment                                    $7.50
A one-time fee for new accounts who are not currently registered holders.

Optional Cash Investments
   Service Fee                         $2.50 per investment
   Brokerage Commission                     $0.05 per share

Reinvestment of Dividends**
   Service Fee                       10% of amount invested
                          (maximum of $2.50 per investment)
   Brokerage Commission                     $0.05 per share

Sale of Shares
   Service Fee                                       $10.00
   Brokerage Commission                     $0.05 per share

Deposit of Certificates for safekeeping            Included

Book to Book Transfers                             Included

To transfer shares to another participant or to a new participant

Fees are subject to change at any time.

MINIMUM AND MAXIMUM CASH INVESTMENTS
Initial minimum investment (non-holders)       $500.00
Minimum optional investment
   (existing holders)                           $50.00
Electronic Funds Transfer
   (monthly minimum)                            $50.00
Maximum per transaction                     $25,000.00
Maximum per year                                  NONE

A brochure which further details the benefits and features of BuyDIRECT as well as an enrollment form may be obtained by contacting The Bank of New York.

FOR NON-REGISTERED SHAREHOLDERS
For shareholders whose stock is held by a broker in "street" name, The Bank of New York's Dividend Reinvestment Plan remains available through many registered investment security dealers. If your shares are currently held in a "street" name or brokerage account, please contact your broker for details about how you can participate in this Plan or contact The Bank of New York about the BuyDIRECT Plan.

                                 -------------

THE COMPANY                                          THE TRANSFER AGENT
The Adams Express Company                            The Bank of New York
Lawrence L. Hooper, Jr.,                             Shareholder Relations
Vice President, Secretary and                          Dept.-8W
  General Counsel                                    P.O. Box 11258
Seven St. Paul Street,                               Church Street Station
  Suite 1140                                         New York, NY 10286
Baltimore, MD 21202                                  (800) 432-8224
(800) 638-2479                                       Website:
Website:                                             http://stock.bankofny.com
www.adamsexpress.com                                 E-mail:
E-mail:                                              Shareowner-svcs@
contact@adamsexpress.com                             bankofny.com


*BuyDIRECT is a service mark of The Bank of New York.
**The year-end dividend and capital gain distribution may be made in newly issued shares of common stock in which event there would be no fees or commissions in connection with this dividend and capital gain distribution.

                         HISTORICAL FINANCIAL STATISTICS
-------------------------------------------------------------------------------

                                                                                       Dividends    Distributions
                                                                                       From Net       From Net
                                                        Common          Net Asset     Investment      Realized
                                Value Of                Shares            Value         Income          Gains
Dec. 31                        Net Assets             Outstanding       Per Share      Per Share      Per Share
---------------------------------------------------------------------------------------------------------------------
1985                         $ 437,819,395            21,313,202          $20.54          $.72           $1.20
1986                           468,344,507            24,004,882           19.51           .71            3.74
1987                           427,225,965            26,833,998           15.92           .78            2.66
1988                           455,825,580            28,295,508           16.11           .50            1.32
1989                           550,091,129            29,982,939           18.35           .70            1.36
1990                           529,482,769            31,479,340           16.82           .66            1.06
1991                           661,895,779            32,747,497           20.21           .54            1.09
1992                           696,924,779            34,026,625           20.48           .46            1.16
1993                           840,610,252            42,497,665           19.78           .45            1.18
1994                           798,297,600            44,389,990           17.98           .50            1.10
1995                           986,230,914            46,165,517           21.36           .52            1.14
1996                         1,138,760,396            48,036,528           23.71           .52            1.20
1997                         1,424,170,425            49,949,239           28.51           .44            1.52
1998                         1,688,080,336            51,876,651           32.54           .45            1.65
1999                         2,170,801,875            53,894,827           40.28           .39            2.06

                                      --------------
                                        Stock Data
                                      --------------

               Price (12/31/99)                                 $33.5625
               Net Asset Value (12/31/99)                       $40.28
               Discount:                                         16.7%

       New York Stock Exchange and Pacific Exchange ticker symbol: ADX NASDAQ Mutual Fund Quotation Symbol: XADEX
       Newspaper stock listings are generally under the abbreviation: AdaEx



--------------------------------------------------------------------------------
This report, including the financial statements herein, is transmitted to the stockholders of The Adams Express Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
--------------------------------------------------------------------------------

                            THE ADAMS EXPRESS COMPANY
-------------------------------------------------------------------------------

BOARD OF DIRECTORS (with their principal affiliations)                                  OFFICERS

Enrique R. Arzac/1,3/                       W. Perry Neff/1,3/                          Douglas G. Ober
Professor of Finance  and Economics         Retired Executive Vice President            Chairman and
Columbia University                         Chemical Bank                               Chief Executive Officer

Daniel E. Emerson/2,4/                      Douglas G. Ober/1/                          Joseph M. Truta
Retired Executive Vice President            Chairman of the Company                     President
NYNEX Corporation
                                            Landon Peters/2,4/                          Richard F. Koloski
Thomas H. Lenagh/3,4/                       Private Investor                            Executive Vice President
Financial Advisor
                                            John J. Roberts/1,4/                        Barbara L. Rishel
W.D. MacCallan/1,3/                         Senior Advisor, American                    Vice President -- Research
Retired Chairman of the Company             International Group, Inc.
and Petroleum & Resources                                                               Richard B. Tumolo
Corporation                                 Robert J.M. Wilson/2,4/                     Vice President -- Research
                                            Retired President of the Company
                                            and Petroleum & Resources                   Lawrence L. Hooper, Jr.
                                            Corporation                                 Vice President, Secretary and
                                                                                        General Counsel

                                                                                        Maureen A. Jones
                                                                                        Vice President and Treasurer

                                                                                        Christine M. Griffith
                                                                                        Assistant Treasurer

                                                                                        Geraldine H. Stegner
                                                                                        Assistant Secretary

1. Member of Executive Committee
2. Member of Audit Committee
3. Member of Compensation Committee
4. Member of Retirement Benefits Committee

THE ADAMS EXPRESS COMPANY
Seven St. Paul Street, Suite 1140
Baltimore, MD 21202
(410) 752-5900 or (800) 638-2479
Contact us on the Web at:
www.adamsexpress.com





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